SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 28, 2015

Community Trust Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Kentucky	61-0979818
(State or other jurisdiction of	(IRS Employer Identification Number)
Incorporation or organization)

346 North Mayo Trail
Pikeville, Kentucky	41501
(Address of principal executive offices)	(Zip code)

 (606) 432-1414
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 425 under the Securities Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 – Submission of Matters to a Vote of Security Holders

Community Trust Bancorp, Inc.'s Annual Meeting of Shareholders was held on April 28, 2015.  The following items were approved:

1)  Election of the following members to CTBI's Board of Directors for the ensuing year:

Nominee	For	Withheld
Charles J. Baird	10,499,682	575,124
Nick Carter	10,542,747	532,059
Jean R. Hale	10,254,798	820,008
James McGhee II	10,514,028	560,778
M. Lynn Parrish	10,274,314	800,492
Dr. James R. Ramsey	10,541,351	533,455
Anthony W. St. Charles	10,543,097	531,709

2)  The proposed 2015 Stock Ownership Incentive Plan

For	Against	Abstained
10,601,769	245,326	227,711

3)  Ratification of CTBI's independent registered public accounting firm, BKD, LLP, for 2015

For	Against	Abstained
13,522,845	54,385	34,523

4)  The advisory (nonbinding) resolution relating to executive compensation

For	Against	Abstained
10,390,390	412,159	272,257

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMMUNITY TRUST BANCORP, INC.

Date: April 29, 2015	By:	/s/ Jean R. Hale
Jean R. Hale
Chairman, President, and Chief Executive Officer